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                                                                   Exhibit 10.22

                             HOLMES TRUSTEES LIMITED
             (A wholly owned subsidiary of Holmes Holdings Limited)

                               REPORT AND ACCOUNTS

                       FOR THE YEAR ENDED 31 DECEMBER 2002

                             Registered No. 3982431

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HOLMES TRUSTEES LIMITED
(A wholly owned subsidiary of Holmes Holdings Limited)

Report of the directors

The Directors submit their report together with the accounts for the year to 31 December 2002.

1. Principal activity and review of the year

The principal activity of the Company is to hold the legal interest in certain property on trust absolutely for the beneficial owners of that property. The trust property comprises a portfolio of loans secured on residential property in England and Wales, interest and principal paid by borrowers on those loans, and all other amounts received under the loans. The beneficial owners of the trust property are Abbey National plc, the originators of the trust property, and Holmes Funding Limited, a group company. The Company has no beneficial interest in the trust property. All income from the trust property is distributed to the beneficial owners in proportion to their share of the trust property owned. No future changes in activity are envisaged.

During the year Abbey National plc assigned to the Company the legal title to a further (pound)17.4 billion of residential mortgage loans. Holmes Funding Limited purchased further shares in the beneficial interest in the trust property from Abbey National plc of (pound)4.0 billion on 7 November 2002.

2. Results and dividend

The results for the year are set out on page 4. All income and expenditure relating to the assets of the Company is distributed to the beneficial owners of the trust property, therefore the Company has made no profit or loss. The Directors do not recommend the payment of a dividend (2001: (pound)nil).

3. Directors and their interests

The Directors who served throughout the year, except as noted below were:

M McDermott
M A Parsons              (resigned 6 August 2002)
R Wise                   (appointed 6 August 2002, resigned 23 May 2003)
D Green                  (appointed 23 May 2003)
SPV Management Limited

At the year end, Holmes Holdings Limited and M. McDermott held one share in the Company. SPV Management Ltd and M. McDermott held one share in the holding company, Holmes Holdings Limited, at the year end. The other share in Holmes Holdings Limited was held by SPV Management Limited. None of the other Directors had an interest in the shares of the Company, or of the holding company, Holmes Holdings Limited, or in any other group companies at the year end.

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HOLMES TRUSTEES LIMITED
(A wholly owned subsidiary of Holmes Holdings Limited)

4. Directors' responsibility in respect of the preparation of accounts

The Directors are required by United Kingdom company law to prepare accounts for each financial year that give a true and fair view of the state of affairs of the Company as at the end of the financial year, and of the profit or loss for that year.

The Directors confirm that suitable accounting policies have been used and applied consistently and reasonable and prudent judgements and estimates have been made in the preparation of the accounts for the year ended 31 December 2002. The Directors also confirm that applicable accounting standards have been followed and that the statements have been prepared on the going concern basis.

The Directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the Company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for the Company's system of internal control and for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

5. Auditors

During the year the Directors re-appointed Deloitte & Touche as auditors of the Company

By order of the Board


/s/ Jason Wright
----------------

For and behalf of
Abbey National Secretariat Services Limited, Secretary

24 June 2003.

Registered Office:
Abbey  National House
2 Triton Square,
Regent's Place,
London,
NW1 3AN.

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HOLMES TRUSTEES LIMITED
(A wholly owned subsidiary of Holmes Holdings Limited)

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF HOLMES TRUSTEES LIMITED

We have audited the financial statements of Holmes Trustees Limited for the year ended 31 December 2002 which comprise the profit and loss account, the balance sheet, the statement of accounting policies and the related notes 1 to 8. These financial statements have been prepared under the accounting policies set out therein.

This report is made solely to the company's members, as a body, in accordance with section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company's members those matters we are required to state to them in an auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of Directors and auditors

As described in the statement of Directors' responsibilities, the Company's Directors are responsible for the preparation of the financial statements in accordance with applicable United Kingdom law and accounting standards. Our responsibility is to audit the financial statements in accordance with relevant United Kingdom legal and regulatory requirements and auditing standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report if, in our opinion, the Directors' report is not consistent with the financial statements, if the Company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding Directors' remuneration and transactions with the Company is not disclosed.

We read the Directors' report for the above year and consider the implications for our report if we become aware of any apparent misstatements.

Basis of audit opinion

We conducted our audit in accordance with United Kingdom auditing standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the Directors in the preparation of the financial statements and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion, we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the Company's affairs as at 31 December 2002 and of its result for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


Deloitte & Touche
Chartered Accountants and Registered Auditors
London, England

25 June 2003.

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HOLMES TRUSTEES LIMITED
(A wholly owned subsidiary of Holmes Holdings Limited)

Profit and Loss Account
For the year ended 31 December 2002

                                                    2002          2001
                                          Note   (pound)'000   (pound)'000
                                          ----   -----------   -----------

Interest receivable                         2       11,669        7,348
Interest payable                            2      (11,669)      (7,348)
                                                   -------       ------

OPERATING PROFIT ON ORDINARY
   ACTIVITIES BEFORE TAXATION                           --           --

Tax on profit on ordinary activities                    --           --
                                                   -------       ------

PROFIT ON ORDINARY ACTIVITIES AFTER
   TAXATION AND RETAINED FOR THE YEAR                   --           --
                                                   =======       ======

There are no recognised gains or losses in either the current or previous financial year other than the profit for the year and therefore no statement of total recognised gains and losses is required.

There is no difference between the profit on ordinary activities before taxation and the retained profit for the year stated above and their historical cost equivalents.

All transactions are derived from continuing operations within the United
Kingdom.

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HOLMES TRUSTEES LIMITED
(A wholly owned subsidiary of Holmes Holdings Limited)

Balance Sheet
As at 31 December 2002

                                                            2002          2001
                                                  Note   (pound)'000   (pound)'000
                                                  ----   -----------   -----------
CURRENT ASSETS

Cash at bank and in hand                            2      619,874       410,358

CREDITORS - amounts falling due within one year     3     (619,874)     (410,358)
                                                          --------      --------

NET CURRENT ASSETS                                              --            --
                                                          ========      ========
CAPITAL AND RESERVES

Called-up share capital                             4           --            --
Profit and loss account                                         --            --
                                                          --------      --------
EQUITY SHAREHOLDERS' FUNDS                          5           --            --
                                                          ========      ========

The financial statements on page 4 to 7 were approved by the Board of Directors on 23 June 2003.

Signed on behalf of the Board of Directors


/s/ Martin McDermott
--------------------
Director.

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HOLMES TRUSTEES LIMITED
(A wholly owned subsidiary of Holmes Holdings Limited)

Notes to the Accounts for the year ended 31 December 2002

1.   Accounting policies

     Basis of Accounting
     The financial statements are prepared under the historical cost convention and in accordance with applicable United Kingdom law and accounting standards. The particular accounting policies adopted are described below.

(1) Assets to which the Company has legal title but in which it has no beneficial interest, and the income and expenses on these assets, are not recorded in the financial statements. These assets, and the related income and expenses, are recorded in the financial statements of the companies which hold the beneficial interest in the trust property.
(2) The Company is a wholly owned subsidiary of Holmes Holdings Limited, a Company which is registered in England and Wales. Accordingly the Company is not required to produce a cash flow statement as prescribed in paragraph 5 (a) of FRS 1 (revised 1996), "Cash flow statements".

2.   Cash at bank and in hand

     The Company holds deposits at banks which pay interest based on three-month LIBOR. The amounts held on deposit are held for the beneficial owners of the trust property. Interest earned on the deposits is distributed to the beneficial owners of the trust property. In the year ended 31 December 2002, interest of (pound)7,199,000 (2001: (pound)5,322,000) was payable to a group undertaking.

3.   Creditors : amounts falling due within one year

                                                             2002          2001
                                                          (pound)'000   (pound)'000
                                                          -----------   -----------
     Amounts due to beneficial owners of trust property     619,874       410,358
                                                            =======       =======

     Of this amount (pound)58,328,000 ((pound)16,267,000 at 31 December 2001) is due to a group undertaking.

4.   Share capital

                                                             2002          2001
                                                            (pound)       (pound)
                                                            -------       -------
     Authorised:
     100 Ordinary shares of(pound)1 each                        100           100
                                                                ===           ===
     Allotted and called up:
     2 Ordinary shares of(pound)1 each                            2             2
                                                                ===           ===

                                     Page 6

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HOLMES TRUSTEES LIMITED
(A wholly owned subsidiary of Holmes Holdings Limited)

Notes to the Accounts for the year ended 31 December 2002 (continued)

5.   Reconciliation of movements in shareholders' funds

                                                     2002          2001
                                                 (pound)'000   (pound)'000
                                                 -----------   -----------
     Retained profit for the year                     --            --
     Opening shareholders' funds                      --            --
                                                     ---           ---
     Closing shareholders' funds                      --            --
                                                     ===           ===

     All income and expenditure relating to the assets of the Company is distributed to the beneficial owners of the trust property, therefore the Company has made no profit or loss. The Directors do not recommend the payment of a dividend.

6.   Capital commitments and contingent liabilities

     There were no outstanding capital commitments or contingent liabilities at 31 December 2002 (2001: (pound)nil).

7.   Related party transactions

     The Company has taken advantage of the exemption covered by paragraph 3 (c) of FRS 8, "Related party disclosures", not to disclose transactions with entities that are part of the Holmes Group.

8.   Parent and controlling party

     The immediate parent of the Company is Holmes Holdings Limited, a company registered in England and Wales, which prepares the only accounts into which the Company is consolidated. SPV Management Limited, a company registered in England and Wales, holds all of the beneficial interest in the issued shares of Holmes Holdings Limited on a discretionary trust for persons employed as nurses in the United Kingdom and for charitable purposes.

     The administration, operations, accounting and financial reporting functions of the Company are performed by Abbey National plc, which is registered in England and Wales. During 2002, Abbey National plc has delegated administration and servicing functions in respect of the loans on behalf of the Company and the beneficiaries to a service provider.

                                     Page 7